UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 1, 2007


                            IRIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-11181                     94-2579751
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                                9172 ETON AVENUE
                              CHATSWORTH, CA 91311
                (Address of Principal Executive Offices/Zip Code)

                                 (818) 709-1244
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 1, 2007, IRIS International, Inc. issued a press release announcing its financial results for the three and nine months ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         We will host a conference call on November 1, 2007, at 4:30 p.m. Eastern time to review our financial results for the three and nine months ended September 30, 2007. A replay of the call may be accessed on our web site at www.proiris.com or at www.vcall.com for 30 days from the date of the broadcast.

         The  information  in  this  Current  Report  on Form  8-K  and  Exhibit
99.1attached  hereto  shall not be  deemed to be  "filed"  for the  purposes  of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  Exhibit
                  Number   Description
                  -------  -----------------------------------------------------
                  99.1     Press Release,  dated November 1, 2007,  published by
                           IRIS International, Inc.*

                  * This exhibit is furnished, not filed.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IRIS INTERNATIONAL, INC.

Date:    November 1, 2007          By:        /S/ PETER DONATO
                                            -----------------------------------
                                            Peter Donato
                                            Chief Financial Officer


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